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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


                                   MAY 30, 1998

                                  MAIL-WELL, INC.
               (Exact Name of Registrant as Specified in its Charter)

                                      COLORADO
                   (State or Other Jurisdiction of Incorporation)

             1-12551                              84-1250533
     (Commission File Number)           (IRS Employer Identification Number)

                    23 INVERNESS WAY EAST, ENGLEWOOD, CO  80112
               (Address of principal executive offices)   (Zip Code)

                                    303-790-8023
                (Registrant's telephone number, including area code)

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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

     Effective May 30, 1998, the Registrant acquired the following businesses, through a merger of each respective company with and into a newly formed wholly-owned subsidiary, Mail-Well Commercial Printing, Inc. ("Mail-Well") (all share amounts have been adjusted to reflect the two-for-one forward stock split payable to Registrant's shareholders of record on June 1, 1998):

     Color-Art, Inc., a commercial printing company based in St. Louis, Missouri. The merger consideration consisted of 2,351,980 shares of the Registrant's Common Stock (the "Common Stock"), subject to certain contingencies regarding delivered working capital and indemnities. The acquisition also included substantially all of the assets of an affiliated real estate holding company.

     Accu-Color, Inc., a commercial printing company based in St. Louis, Missouri. The merger consideration consisted of 622,392 shares of Common Stock, subject to certain contingencies regarding delivered working capital and indemnities. The acquisition also included substantially all of the assets of an affiliated real estate holding company.

     Clarke Printing Co., a commercial printing company based in San Antonio, Texas. The merger consideration consisted of 437,984 shares of Common Stock, subject to certain contingencies regarding delivered working capital and indemnities. The acquisition also included certain real estate assets of an affiliated investment limited partnership.

     United Lithograph, Inc., a commercial printing company based in Boston, Massachusetts. The merger consideration consisted of 523,820 shares of Common Stock, subject to certain contingencies regarding delivered working capital and indemnities. The acquisition also included substantially all of the assets of an affiliated real estate holding company.

     Industrial Printing Co., a commercial printing company, and IPC Graphics, Inc., a commercial pre-press company, both based in Toledo, Ohio. The merger consideration consisted of 896,136 shares of Common Stock, subject to certain contingencies regarding delivered working capital and indemnities. The acquisition also included substantially all of the assets of an affiliated investment limited partnership.

     French Bray Printing Co., a commercial printing company based in Maryland serving the Baltimore and Washington, D.C. markets. The merger consideration consisted of 538,062 shares of Common Stock, subject to certain contingencies regarding delivered working capital and indemnities.

     Each of these separate transactions was accounted for by the Registrant as a pooling of interests. The Registrant is obligated to use its best efforts to cause an aggregate of 5,366,092 shares issued in these transactions (after adjusting for dissenting shareholders' and fractional shares, which were paid in cash) to become registered for public resale within a reasonable time after closing. None of these entities had any prior business or other relationship with the Registrant, Mail-Well or any of their respective officers, directors or affiliates.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements of business acquired. To be filed by amendment hereto not later than August 11, 1998.

     (b) Pro forma financial information. To be filed by amendment hereto not later than August 11, 1998.



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     (c)  Exhibits.

     2.1 Acquisition Agreement and Plan of Merger among Mail-Well, Inc., Mail-Well I Corporation, Color Art, Inc. and certain controlling shareholders thereof, dated May 15, 1998.

     2.2 Acquisition Agreement and Plan of Merger among Mail-Well, Inc., Mail-Well I Corporation, Accu-Color, Inc. and certain controlling shareholders thereof, dated May 15, 1998.

     2.3 Acquisition Agreement and Plan of Merger among Mail-Well, Inc., Mail-Well I Corporation, Clarke Printing Co. and the controlling shareholder thereof, dated May 15, 1998.

     2.4 Acquisition Agreement and Plan of Merger among Mail-Well, Inc., Mail-Well I Corporation, United Lithograph, Inc. and certain controlling shareholders thereof, dated May 15, 1998.

     2.5 Acquisition Agreement and Plan of Merger among Mail-Well, Inc., Mail-Well I Corporation, Industrial Printing Co. and certain controlling shareholders thereof, dated May 19, 1998.

     2.6 Acquisition Agreement and Plan of Merger among Mail-Well, Inc., Mail-Well I Corporation, IPC Graphics, Inc. and certain controlling shareholders thereof, dated May 19, 1998.

     2.7 Acquisition Agreement and Plan of Merger among Mail-Well, Inc., Mail-Well I Corporation, French Bray Printing Co. and certain controlling shareholders thereof, dated May 15, 1998.

     The Registrant undertakes to furnish supplementally to the Commission upon request a copy of any omitted schedule to the foregoing Exhibits.

                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                        Mail-Well, Inc.
                                        ---------------
                                         (Registrant)

                                        By: /s/ Paul V. Reilly
                                            ------------------
                                            Paul V. Reilly, President and
                                             Chief Operating Officer

Date:     June 10, 1998


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                                    EXHIBIT INDEX


     2.1 Acquisition Agreement and Plan of Merger among Mail-Well, Inc., Mail-Well I Corporation, Color Art, Inc. and certain controlling shareholders thereof, dated May 15, 1998.

     2.2 Acquisition Agreement and Plan of Merger among Mail-Well, Inc., Mail-Well I Corporation, Accu-Color, Inc. and certain controlling shareholders thereof, dated May 15, 1998.

     2.3 Acquisition Agreement and Plan of Merger among Mail-Well, Inc., Mail-Well I Corporation, Clarke Printing Co. and the controlling shareholder thereof, dated May 15, 1998.

     2.4 Acquisition Agreement and Plan of Merger among Mail-Well, Inc., Mail-Well I Corporation, United Lithograph, Inc. and certain controlling shareholders thereof, dated May 15, 1998.

     2.5 Acquisition Agreement and Plan of Merger among Mail-Well, Inc., Mail-Well I Corporation, Industrial Printing Co. and certain controlling shareholders thereof, dated May 19, 1998.

     2.6 Acquisition Agreement and Plan of Merger among Mail-Well, Inc., Mail-Well I Corporation, IPC Graphics, Inc. and certain controlling shareholders thereof, dated May 19, 1998.

     2.7 Acquisition Agreement and Plan of Merger among Mail-Well, Inc., Mail-Well I Corporation, French Bray Printing Co. and certain controlling shareholders thereof, dated May 15, 1998.